EXHIBIT 99.1
ANNEX A

THE TRUST STUDENT LOAN POOL

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by SLMA, VG Funding and SLM ELC by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was fully disbursed;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of November 30, 2021, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,789,423 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 6 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$676,445,537
Aggregate Outstanding Principal Balance – Treasury Bill	$97,623,910
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	14.43%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$578,821,627
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	85.57%
Number of Borrowers	17,706
Average Outstanding Principal Balance Per Borrower	$38,204
Number of Loans	31,171
Average Outstanding Principal Balance Per Loan – Treasury Bill	$39,540
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$20,167
Weighted Average Remaining Term to Scheduled Maturity	182 months
Weighted Average Annual Interest Rate	4.77%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	5,443	$85,328,921	12.4%
3.01% to 3.50%	7,082	111,884,196	16.5
3.51% to 4.00%	6,870	137,123,981	20.3
4.01% to 4.50%	6,367	135,595,852	20.0
4.51% to 5.00%	1,050	29,800,883	4.4
5.01% to 5.50%	436	13,444,802	2.0
5.51% to 6.00%	392	14,378,714	2.1
6.01% to 6.50%	322	11,630,968	1.7
6.51% to 7.00%	350	13,661,763	2.0
7.01% to 7.50%	316	10,945,466	1.6
7.51% to 8.00%	1,009	39,464,213	5.8
8.01% to 8.50%	705	27,247,709	4.0
Equal to or greater than 8.51%	829	47,482,035	7.0
Total	31,171	$676,445,537	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,621	$6,850,676	1.0%
$5,000.00-$ 9,999.99	1,990	14,572,163	2.2
$10,000.00-$14,999.99	1,952	24,211,451	3.6
$15,000.00-$19,999.99	1,574	27,323,892	4.0
$20,000.00-$24,999.99	1,358	30,308,627	4.5
$25,000.00-$29,999.99	1,103	30,240,988	4.5
$30,000.00-$34,999.99	925	29,993,137	4.4
$35,000.00-$39,999.99	788	29,451,687	4.4
$40,000.00-$44,999.99	632	26,896,142	4.0
$45,000.00-$49,999.99	558	26,439,285	3.9
$50,000.00-$54,999.99	479	25,143,752	3.7
$55,000.00-$59,999.99	431	24,714,586	3.7
$60,000.00-$64,999.99	356	22,202,193	3.3
$65,000.00-$69,999.99	319	21,495,527	3.2

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
$70,000.00-$74,999.99	267	19,349,397	2.9
$75,000.00-$79,999.99	246	19,044,484	2.8
$80,000.00-$84,999.99	205	16,888,477	2.5
$85,000.00-$89,999.99	185	16,206,180	2.4
$90,000.00-$94,999.99	155	14,329,171	2.1
$95,000.00-$99,999.99	147	14,322,098	2.1
$100,000.00 and above	1,415	236,461,627	35.0

Total	17,706	$676,445,537	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	30,164	$645,963,632	95.5%
31-60 days	357	9,646,499	1.4
61-90 days	200	6,734,829	1.0
91-120 days	119	3,832,443	0.6
121-150 days	107	3,772,052	0.6
151-180 days	56	1,349,801	0.2
181-210 days	40	1,659,511	0.2
Greater than 210 days	128	3,486,770	0.5

Total	31,171	$676,445,537	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	62	$38,315	*
4 to 12	291	421,078	0.1%
13 to 24	536	1,371,528	0.2
25 to 36	3,081	7,215,725	1.1
37 to 48	1,464	7,008,040	1.0
49 to 60	1,139	7,568,973	1.1
61 to 72	933	7,133,995	1.1
73 to 84	866	8,453,141	1.2
85 to 96	3,383	29,652,351	4.4
97 to 108	1,603	19,253,765	2.8
109 to 120	1,272	19,218,245	2.8
121 to 132	1,819	39,948,747	5.9
133 to 144	1,796	47,764,206	7.1
145 to 156	4,243	98,535,049	14.6
157 to 168	1,988	58,811,046	8.7
169 to 180	1,347	43,929,866	6.5
181 to 192	1,057	37,349,757	5.5
193 to 204	784	30,667,978	4.5
205 to 216	731	30,102,722	4.5
217 to 228	554	26,735,154	4.0
229 to 240	437	19,795,455	2.9
241 to 252	306	15,466,152	2.3
253 to 264	237	14,001,872	2.1
265 to 276	182	10,923,181	1.6
277 to 288	145	10,487,316	1.6
289 to 300	263	23,061,694	3.4
301 to 312	383	37,044,674	5.5
313 to 324	52	3,696,408	0.5
325 to 336	49	4,023,409	0.6
337 to 348	30	3,351,308	0.5
349 to 360	85	8,396,253	1.2
361 and above	53	5,018,133	0.7

Total	31,171	$676,445,537	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	742	$19,494,640	2.9%
Forbearance*	1,893	67,094,739	9.9
Repayment
First year in repayment	257	15,229,189	2.3
Second year in repayment	264	12,850,011	1.9
Third year in repayment	298	15,349,017	2.3
More than 3 years in repayment	27,717	546,427,941	80.8

Total	31,171	$676,445,537	100.0%
*
Of the trust student loans in forbearance status, approximately 309 loans with an aggregate outstanding principal balance of $9,924,012, representing 1% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 139.5 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	16.6	-	228.0
Forbearance	-	5.4	201.3
Repayment	-	-	176.7

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $19,494,640 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $14,835,211 or approximately 76.1% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.Ag
GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	251	$8,031,755	1.2%
Alaska	45	1,417,789	0.2
Arizona	725	16,496,368	2.4
Arkansas	157	3,592,946	0.5
California	3,640	82,834,601	12.2
Colorado	467	10,301,605	1.5
Connecticut	505	8,764,892	1.3
Delaware	98	2,433,325	0.4
District of Columbia	177	3,281,456	0.5
Florida	2,263	57,187,688	8.5
Georgia	1,006	29,722,017	4.4
Hawaii	148	3,822,977	0.6
Idaho	104	3,512,614	0.5
Illinois	1,217	24,889,154	3.7
Indiana	781	14,610,873	2.2
Iowa	119	2,030,050	0.3
Kansas	590	9,395,254	1.4
Kentucky	208	4,559,781	0.7
Louisiana	884	20,421,173	3.0
Maine	86	1,860,311	0.3
Maryland	932	20,499,729	3.0
Massachusetts	1,125	18,832,025	2.8
Michigan	592	14,300,536	2.1
Minnesota	395	7,306,068	1.1
Mississippi	223	5,160,585	0.8
Missouri	632	11,660,716	1.7
Montana	46	1,130,191	0.2
Nebraska	67	2,256,365	0.3
Nevada	232	5,617,324	0.8
New Hampshire	156	3,065,899	0.5
New Jersey	924	19,495,199	2.9
New Mexico	112	2,504,485	0.4

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
New York	2,313	48,501,396	7.2
North Carolina	631	12,657,233	1.9
North Dakota	18	247,126	*
Ohio	941	19,031,236	2.8
Oklahoma	603	11,949,152	1.8
Oregon	439	8,745,102	1.3
Pennsylvania	1,191	21,876,979	3.2
Rhode Island	83	2,062,380	0.3
South Carolina	309	9,064,281	1.3
South Dakota	36	857,672	0.1
Tennessee	408	7,922,196	1.2
Texas	2,510	55,666,119	8.2
Utah	112	3,086,904	0.5
Vermont	33	582,290	0.1
Virginia	913	17,590,805	2.6
Washington	880	16,494,112	2.4
West Virginia	151	3,237,513	0.5
Wisconsin	342	7,202,672	1.1
Wyoming	23	911,285	0.1
Other	328	7,763,335	1.1

Total	31,171	$676,445,537	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.
We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	15,241	$258,649,208	38.2%
Other Repayment Options(1)	12,399	262,989,288	38.9
Income-driven Repayment(2)	3,531	154,807,042	22.9

Total	31,171	$676,445,537	100.0%
(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 235 loans with an aggregate outstanding principal balance of $11,704,363 currently in an interest-only period.  These interest-only loans represent approximately 1.7% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	14,843	$257,888,106	38.1%
Unsubsidized	16,328	418,557,431	61.9

Total	31,771	$676,445,537	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE
The following table provides information about the trust student loans regarding date of disbursement.

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	134	$7,143,366	1.1%
October 1, 1993 through June 30, 2006	31,037	669,302,172	98.9
July 1, 2006 and later	0	0	0.0
Total	31,171	$676,445,537	100.0%
Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,507	$24,155,273	3.6%
College Assist	13	884,223	0.1
Educational Credit Management Corporation	470	13,654,271	2.0
Florida Off Of Student Fin’l Assistance	478	7,441,795	1.1
Great Lakes Higher Education Corporation	15,902	378,567,399	56.0
Illinois Student Assistance Comm	1,087	19,900,480	2.9
Kentucky Higher Educ. Asst. Auth.	1,186	18,992,582	2.8
Louisiana Office Of Student Financial Asst	343	7,185,027	1.1
Michigan Guaranty Agency	303	6,392,617	0.9
Nebraska National Student Loan Program	3	119,614	*
New York State Higher Ed Services Corp	3,451	68,943,808	10.2
Oklahoma Guaranteed Stud Loan Prog	634	12,105,433	1.8
Pennsylvania Higher Education Assistance Agency	3,200	58,717,462	8.7
Texas Guaranteed Student Loan Corp.	2,594	59,385,553	8.8
Total	31,171	$676,445,537	100.0%
* Represents a percentage greater than 0% but less than 0.05%.